UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2022

DOLLAR GENERAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 MISSION RIDGE GOODLETTSVILLE, TN	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.875 per share	DG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 20, 2022, Dollar General Corporation (the “Company”) completed a registered, underwritten offering of $750,000,000 aggregate principal amount of its 4.250% Notes due 2024 (the “2024 Notes”), $550,000,000 aggregate principal amount of its 4.625% Notes due 2027 (the “2027 Notes”), $700,000,000 aggregate principal amount of its 5.000% Notes due 2032 (the “2032 Notes”) and $300,000,000 aggregate principal amount of its 5.500% Notes due 2052 (the “2052 Notes” and, together with the 2024 Notes, the 2027 Notes and the 2032 Notes, the “Notes”). The sale of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-237519) (the “Registration Statement”), including a prospectus supplement dated September 6, 2022 (the “Prospectus Supplement”) to the prospectus contained therein dated April 1, 2020 (the “Base Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”), pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and a free writing prospectus dated September 6, 2022 (the “Free Writing Prospectus”), filed by the Company with the Commission, pursuant to Rule 433 under the Securities Act.

The Notes were issued pursuant to an indenture (as supplemented and amended, the “Indenture”) dated as of July 12, 2012 between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by each of the tenth supplemental indenture dated as of September 20, 2022 between the Company and the Trustee (the “Tenth Supplemental Indenture”) relating to the 2024 Notes, the eleventh supplemental indenture dated as of September 20, 2022 between the Company and the Trustee (the “Eleventh Supplemental Indenture”) relating to the 2027 Notes, the twelfth supplemental indenture dated as of September 20, 2022 between the Company and the Trustee (the “Twelfth Supplemental Indenture”) relating to the 2032 Notes and the thirteenth supplemental indenture dated as of September 20, 2022 between the Company and the Trustee (the “Thirteenth Supplemental Indenture,” and together with the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture and the Twelfth Supplemental Indenture, the “Supplemental Indentures”) relating to the 2052 Notes.

A copy of each of the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture and the Thirteenth Supplemental Indenture is attached hereto as Exhibit 4.1, Exhibit 4.3, Exhibit 4.5 and Exhibit 4.7, respectively, and is incorporated herein by reference. The descriptions of the Supplemental Indentures and the Notes in this report are summaries only and are qualified in their entirety by the terms of the Supplemental Indentures and the form of Notes attached hereto.

The Notes are unsecured and unsubordinated obligations of the Company and rank equally and ratably with the Company’s other existing and future debt not expressly subordinated in right of payment to the Notes and are effectively subordinated to the Company’s secured debt to the extent of the value of the collateral. The Notes are structurally subordinated to the claims of creditors of subsidiaries of the Company.

The Company will pay interest on the 2024 Notes semi-annually in arrears on March 20 and September 20, beginning on March 20, 2023, to holders of record on the preceding March 5 and September 5, as the case may be. The Company will pay interest on the 2027 Notes, the 2032 Notes and the 2052 Notes semi-annually in arrears on May 1 and November 1, beginning on May 1, 2023, to holders of record on the preceding April 15 and October 15, as the case may be. Interest will be calculated on the basis of a 360-day year of twelve 30-day months.

The 2024 Notes will mature on September 20, 2024. The Company may redeem the 2024 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Supplemental Indentures) plus 15 basis points, less (b) interest accrued to the redemption date, and (2) 100% of the principal amount of the 2024 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

The 2027 Notes will mature on November 1, 2027. Prior to October 1, 2027 (the “2027 Notes Par Call Date”), the Company may redeem the 2027 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming that such 2027 Notes matured on the 2027 Notes Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, less (b) interest accrued to the redemption date, and (2) 100% of the principal amount of the 2027 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. Beginning on the 2027 Notes Par Call Date, the Company may redeem the 2027 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2027 Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

The 2032 Notes will mature on November 1, 2032. Prior to August 1, 2032 (the “2032 Notes Par Call Date”), the Company may redeem the 2032 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming that such 2032 Notes matured on the 2032 Notes Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, less (b) interest accrued to the redemption date, and (2) 100% of the principal amount of the 2032 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. Beginning on the 2032 Notes Par Call Date, the Company may redeem the 2032 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2032 Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

The 2052 Notes will mature on November 1, 2052. Prior to May 1, 2052 (the “2052 Notes Par Call Date”), the Company may redeem the 2052 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming that such 2052 Notes matured on the 2052 Notes Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, less (b) interest accrued to the redemption date, and (2) 100% of the principal amount of the 2052 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. Beginning on the 2052 Notes Par Call Date, the Company may redeem the 2052 Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2052 Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

In the event of a Change of Control Triggering Event (as defined in the Supplemental Indentures), the holders of the Notes may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase. The Supplemental Indentures also contain certain customary covenants, including limitations on the ability of the Company and its subsidiaries, with exceptions, to incur debt secured by a pledge of or a lien on the voting stock of their significant subsidiaries. The Supplemental Indentures also provide for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable, as applicable.

U.S. Bank Trust Company, National Association, also serves as trustee under the Indenture, as supplemented by the supplemental indentures, governing the Company’s existing senior notes due 2023, 2025, 2027, 2028, 2030 and 2050, and an affiliate of U.S. Bank Trust Company, National Association, acted as an underwriter for the Company’s offering of the Notes for which they have received customary compensation.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 above is incorporated by reference into this Item 2.03.

ITEM 8.01	OTHER EVENTS.

In connection with the offering by the Company of the Notes, as described in Item 1.01 above, the opinions of counsel with respect to the validity of the Notes sold in the offering are filed herewith as Exhibits 5.1 and 5.2 in order to be incorporated by reference into the Registration Statement, the Base Prospectus and/or the Prospectus Supplement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired. N/A
(b)	Pro forma financial information. N/A
(c)	Shell company transactions. N/A
(d)	Exhibits. See Exhibit Index to this report.

EXHIBIT INDEX

Exhibit No.	Description
4.1	Tenth Supplemental Indenture, dated as of September 20, 2022, between Dollar General Corporation and U.S. Bank Trust Company, National Association, as trustee.

4.2	Form of 4.250% Senior Notes due 2024 (included in Exhibit 4.1)

4.3	Eleventh Supplemental Indenture, dated as of September 20, 2022, between Dollar General Corporation and U.S. Bank Trust Company, National Association, as trustee.

4.4	Form of 4.625% Senior Notes due 2027 (included in Exhibit 4.3)

4.5	Twelfth Supplemental Indenture, dated as of September 20, 2022, between Dollar General Corporation and U.S. Bank Trust Company, National Association, as trustee.

4.6	Form of 5.000% Senior Notes due 2032 (included in Exhibit 4.5)

4.7	Thirteenth Supplemental Indenture, dated as of September 20, 2022, between Dollar General Corporation and U.S. Bank Trust Company, National Association, as trustee.

4.8	Form of 5.500% Senior Notes due 2052 (included in Exhibit 4.7)

5.1	Opinion of Maynard, Cooper & Gale, P.C.

5.2	Opinion of Simpson Thacher & Bartlett LLP.

23.1	Consent of Maynard, Cooper & Gale, P.C. (included as part of Exhibit 5.1).

23.2	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.2).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2022	DOLLAR GENERAL CORPORATION

	By:	/s/ John W. Garratt
Name: John W. Garratt
Title: President and Chief Financial Officer